UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 17, 2018
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company’s Fiscal 2017 Annual Meeting of Shareholders was held on January 17, 2018. At the meeting, the following proposals were submitted to a vote of the shareholders:

Proposal 1
The following nominees for Directors were elected. Each person elected as a Director will serve until the next annual meeting of shareholders or until such person’s successor is elected and qualified.

Name of Nominee	For	Against	Abstain
Robert L. Bailey	788,379,323	9,881,188	602,778
Richard M. Beyer	795,136,399	3,115,303	611,589
Patrick J. Byrne	794,684,805	3,558,727	619,757
Mercedes Johnson	773,403,266	24,855,309	604,713
Sanjay Mehrotra	794,592,624	3,748,720	521,946
Lawrence N. Mondry	778,866,827	16,276,201	3,720,261
Robert E. Switz	773,308,861	24,934,833	619,597

Proposal 2
The proposal by the Company to approve our Employee Stock Purchase Plan with 33 million shares reserved for issuance thereunder was approved with 792,779,519 votes in favor, 5,379,303 votes against, and 704,466 abstentions.

Proposal 3
The proposal by the Company to approve the material terms of the performance goals under our Executive Officer Performance Incentive Plan was approved with 786,712,859 votes in favor, 11,030,964 votes against, and 1,119,466 abstentions.

Proposal 4
The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending August 30, 2018, was approved with 917,481,210 votes in favor, 37,622,413 votes against, and 1,912,843 abstentions.

Proposal 5
The proposal by the Company to approve the non-binding resolution to approve the compensation of our Named Executive Officers as described in the proxy statement was approved with 741,791,018 votes in favor, 52,416,864 votes against, and 4,655,405 abstentions.

Proposal 6
The proposal by the Company to approve in a non-binding vote, the frequency (every one, two or three years) with which our shareholders will be entitled to have an advisory vote on executive compensation was approved for one year with 717,554,116 votes. There were 1,640,853 votes for two years, 75,640,460 votes for three years and 4,027,860 abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	January 19, 2018	By:	/s/ Ernest E. Maddock
		Name:	Ernest E. Maddock
		Title:	Senior Vice President and Chief Financial Officer